UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                                FEBRUARY 06, 2001

                         AMAZON NATURAL TREASURES, INC.
                       ----------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
                                ----------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                     33-26109                   88-0460880
               -------------------          ------------------
             (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER
                                             IDENTIFICATION NO.)


                4011 WEST OQUENDO UNIT C, LAS VEGAS NEVADA 89118
              ----------------------------------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

                                 (702) 942-0100
                               ------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                  PRESS RELEASE


FOR IMMEDIATE RELEASE                                DATELINE: LAS VEGAS, NEVEDA
                                                       TUESDAY, FEBRUARY 6, 2001


At a meeting of the shareholders of Amazon Natural Treasures, Inc. held on Monday, February 5th, 2001, the following was ratified:

         - The company has changed its name to "AMAZON NATURAL TREASURES.COM, INC."
         - Burleigh W. Lang and Dr. Randall W. Robirds has been added to the Board of Directors.
         -        Approved a reverse split of 1 for 1.1 shares

The company will be changing their stock certificates to read Amazon Natural Treasures.Com, Inc., which will have a new Cusip Number.

All shareholders need to send their "old" stock certificates to:

AMAZON NATURAL TREASURES, INC.
ATTENTION:  TRANSFER DEPARTMENT
4011 WEST OQUENDO ROAD, SUITE C
LAS VEGAS, NV  89118

The "old" stock will be replaced with the "new" stock depicting the new name and new cusip number. For those who have already sent their certificates, the change will automatically be made. Your new certificate will be mailed to you prior to the end of February 2001.

All shareholders who have purchased Amazon Natural Treasures, Inc.'s stock on the open market must send in their certificates within thirty (30) days after which their current certificates may not be of any value or tradable. You must immediately call your Stock Broker and REQUEST PHYSICAL DELIVERY OF YOUR CERTIFICATE. Upon information and belief, a group of stock shorters and manipulators out of Canada have shorted over ten million (10,000,000) shares of Amazon Natural Treasures, Inc.'s stock. Do not take "NO" for an answer when it comes to getting your physical certificate. An excuse that some of these brokers use is that the Transfer Agent is holding up the transfer. THIS IS TOTALLY ERRONEOUS. The Transfer Agent is there for the specific purpose of transferring stock. Amazon Natural Treasures, Inc. must receive the stock from your Broker in order to transfer it to you.

It is strongly suggested that if you do not receive your certificate from your Broker to file criminal charges with the District Attorney in your area, contact the Attorney General in your State along with the Secretary of State Securities Fraud Division.

The Company will be trading its stock on the Internet Stock Exchange "NIPHIX" - WWW. NIPHIX.COM. Each and every shareholder should contact Niphix at 800-780-6060 or via the Internet to open an account so that each and every shareholder may be able to trade his or her new stock of AMAZON NATURAL TREASURES.COM, INC. At present, the offering price of Amazon Natural Treasures, Inc.'s stock on the Niphix Exchange ranges from $49.00 - $125.00 per share.

On November 9th, 2000, Amazon Natural Treasures, Inc. ended the court case with Defendants First Concorde Securities, Ltd., Canaccord Capital Corp., J.B. Oxford & Company, Inc., The Canadian Depository for Securities Limited and The Depository Trust Company. However, Amazon Natural Treasures, Inc. has a default judgment against the remaining Defendants: Mr. Joseph Andy Mann, Whitecliffe Investments Fund Ltd. and Shoreline Securities Limited. In the near future, Amazon Natural Treasures, Inc. will submit a prove-up for this case to the Court and will pray for a sizeable judgment against these Defendants. The company will then take a percentage of the proceeds from the Judgment, once collected, and issue a CASH DIVIDEND TO ALL LOYAL SHAREHOLDERS for standing by the company.

The company has received from the U.S. Trademark Offices a trademark: "JUST LIKE SUGAR". This will be the name used worldwide once the company introduces its new 100% no calorie, no chemical sweetener to the world markets.

ALL INQUIRIES TO THIS PRESS RELEASE SHOULD BE DIRECTED ONLY IN WRITING TO OUR OFFICES. WRITTEN INQUIRIES MAY BE FAXED TO 702-942-0101 OR EMAILED TO AMAZON@AMAZON-TREASURES.COM.